Exhibit 10.4

September 26, 2013

Excel Mortgage Servicing, Inc.	AmeriHome Mortgage Corporation
19500 Jamboree Road	19500 Jamboree Road
Irvine, CA 92162	Irvine, CA 92162

Integrated Real Estate Service Corporation
19500 Jamboree Road
Irvine, CA 92162

Re:  Seventh Amendment to Master Repurchase Agreement and Pricing Letter (“Seventh Amendment”).

This Seventh Amendment is made this 26th day of September, 2013 (the “Amendment Effective Date”), to that certain Master Repurchase Agreement, dated August 31, 2011, as amended (the “Repurchase Agreement”) and the Pricing Letter, dated August 31, 2011, as amended (the “Pricing Letter”), in each case by and among Excel Mortgage Servicing, Inc. and AmeriHome Mortgage Corporation (each a “Seller” and, collectively, “Sellers”), and EverBank (“Buyer”).  The Repurchase Agreement, the Pricing Letter and all amendments are sometimes hereinafter collectively referred to as the “Agreement.”

WHEREAS, Sellers and Integrated Real Estate Service Corporation (“Guarantor”) requested that Buyer amend the Agreement; and

WHEREAS, Sellers, Guarantor and Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

SECTION 1.                            Amendments.

(a)                                 The following definition contained in Section 1 of the Pricing Letter is hereby amended and restated in its entirety as follows:

“Maximum Purchase Amount” shall mean $50,000,000.

(b)                                 The following Certain Financial Condition Covenant contained in Section 3 of the Pricing Letter is hereby amended and restated in its entirety as follows:

(v)                                 Maintenance of Profitability. Excel shall not permit, for any trailing twelve (12) month basis calculated on a quarterly basis, its Net Income for such fiscal quarter to be less than $1.00.

SECTION 2.                            Defined Terms.  Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 3.                            Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Seventh Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4.                            Representations.  In order to induce Buyer to execute and deliver this Seventh Amendment, each Seller hereby represents to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, such Seller is in full compliance with all of the terms and conditions of the Agreement including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5.                            Governing Law. This Seventh Amendment and any claim, controversy or dispute arising under or related to or in connection with this Seventh Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall govern.

SECTION 6.                            Counterparts.  This Seventh Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement.  This Seventh Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No signatory to this Seventh Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

SECTION 7.                            Guarantor.  Guarantor acknowledges and agrees that nothing contained herein, and Guarantor’s signature hereon, shall not be deemed an acknowledgement, a course of conduct, a waiver or an amendment of the provisions of the Facility Guaranty, which continue in full force and effect and do not require any Guarantor’s consent to the actions taken hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Guarantor and Buyer have caused this Seventh Amendment to be executed and delivered as of the Amendment Effective Date.

EXCEL MORTGAGE SERVICING,		EVERBANK, as Buyer
INC., as a Seller

By:	/s/ Todd R. Taylor	By:	/s/ Paul Chmielinski
Its:	Todd R. Taylor	Its:	Paul Chmielinski
Title:	EVP/CFO	Title:	V.P.

AMERIHOME MORTGAGE		INTEGRATED REAL ESTATE
CORPORATION, as a Seller		SERVICE CORPORATION, as Guarantor

By:	/s/ Todd R. Taylor	By:	/s/ Todd R. Taylor
Its:	Todd R. Taylor	Its:	Todd R. Taylor
Title:	EVP/CFO	Title:	EVP/CFO

EXHIBIT A

COMPLIANCE CERTIFICATE

[PLEASE REVIEW CAREFULLY]

SELLER:	EXCEL MORTGAGE SERVICING INC. AMERIHOME MORTGAGE CORPORATION
GUARANTORS:	INTEGRATED REAL ESTATE SERVICE CORPORATION
BUYER:	EVERBANK
TODAY’S DATE:	/ /201
REPORTING PERIOD ENDED:	month(s) ended / /20

This certificate is delivered to Buyer under the Master Repurchase Agreement dated as of August 31, 2011, between Seller and Buyer (as amended from time to time, the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of Seller designated below; (b) to the best of my knowledge, the Financial Statements of Seller from the period shown about (the “Reporting Period”) and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of the Financial Reporting Party as of the end of the Reporting Period and the results of its operations for Reporting Period; (c) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which specifies the nature of existence of each Default or Event of  Default, if any, and what action Seller has taken, is taking, and proposes to take with respect to each); (d) all information set forth on the attachment to this Compliance Certificate is true, correct, and complete, and the calculations set forth therein evidence that Seller is in compliance with the requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions Seller proposes to take with respect thereto); and (e) Seller was, as of the end of the Reporting Period, in compliance and good standing with applicable Fannie Mae, Ginnie Mae, Freddie Mac, and HUD net worth requirements.

By:
Name:
Title:

SELLER:	EXCEL MORTGAGE SERVICING INC. AMERIHOME MORTGAGE CORPORATION
REPORTING PERIOD ENDED:	/ /20

All financial calculations set forth herein are as of the end of the Reporting Period.

1.              ADJUSTED TANGIBLE NET WORTH

The Adjusted Tangible Net Worth of Seller is:
GAAP Net Worth:	$
Minus: Intangible Assets (excluding capitalized Servicing Rights)	$
Minus: Due from Shareholders or Related Parties	$
Minus: Capitalized Servicing Rights	$
Minus: Assets pledged to secure liabilities not included in Indebtedness:	$
Minus: Any other HUD non-acceptable assets:	$
Minus: Investments in Affiliates:	$
Plus: Lesser of (a) most recent MSR Appraised Value, and (b) capitalized Servicing Rights (per above):	$
Plus: Subordinated Debt:	$
ADJUSTED TANGIBLE NET WORTH:	$
SELLER REQUIRED MINIMUM	$17,000,000
GUARANTOR REQUIRED MINIMUM	$17,000,000
In compliance?	☐ Yes	☐ No

2.              INDEBTEDNESS OF SELLER

INDEBTEDNESS:	$

3.              LEVERAGE: ADJUSTED INDEBTEDNESS TO ADJUSTED TANGIBLE NET WORTH

Indebtedness (from 2, above)	$
Minus: Subordinated Debt (from 1, above)	$
ADJUSTED INDEBTEDNESS	$

Adjusted Tangible Net Worth (from 1, above)	$
RATIO OF ADJUSTED INDEBTEDNESS /ADJUSTED TANGIBLE NET WORTH:	:1
Maximum permitted	15:1
In compliance?	☐ Yes	☐ No

4.              OPERATING CASH FLOW TO DEBT SERVICE

EBITDA (trailing six months)	$
Plus: any non-cash expenses (trailing six months)	$
Less: any non-cash income (trailing six months)	$
OPERATING CASH FLOW (trailing six months)	$
Debt Service (trailing six months)	$
RATIO OF OCF TO DS (trailing six months)	:1
Minimum required for trailing six months (through Termination Date)	1.00:1.00
In compliance?	☐ Yes	☐ No

5.              LIQUIDITY

Cash	$
Less: Restricted Cash	$
Plus: Cash Equivalents	$
LIQUIDITY	$
Minimum required	$ 7,000,000
In compliance?	☐ Yes	☐ No

6.              PROFITABILITY RATIO

Net Income (prior three (3) fiscal quarters)	$
Net Income (fiscal quarter just ended)	$
Total Net Income (prior four (4) fiscal quarters)	$
Minimum required (trailing 12 months calculated quarterly)	$1.00 or more
In compliance?	☐ Yes	☐ No

7.              FACILITIES (Please list all credit facilities including off balance sheet facilities)

Institution	Total Commitment	Outstanding
EverBank Warehouse Lending	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
TOTALS	$	$

8.             REPURCHASES / INDEMNIFICATIONS (R&I)

Repurchases	UPB	# of Loans	Actual or Estimated Loss	How were they recorded on the financials?
Beginning Open R&I’s	$		$
New R&I’s received this month	$		$
R&I’s rescinded this month	$		$	n/a
R&I’s settled this month	$		$
Ending Open R&I’s	$		$

*                 If you have a detailed schedule of loans subject to repurchases that includes the investor requesting, reason for repurchases, origination date, loan characteristics such as LTV, lien position, occupancy etc., and valuation method if you have estimated your loss exposure, please attach it with this table.

9.              LOAN LOSS RESERVE

	Current Month	Year-to-Date
Beginning loan loss reserve	$	$
Additional loss provision	$	$
Actual charge off	$	$
Ending Loan Loss Reserve	$	$

10.       LITIGATION

	Current Month	Year-to-Date
Pending litigations (Unit)
Expected losses on litigation	$	$

11.       THIRD PARTY REPORTS

All reports received from third parties (such as the SEC, Fannie Mae, Ginnie Mae, Freddie Mac) subsequent to the last reporting period are attached hereto. These reports include the following (if none, write “None”):  [              ]

12.       DEFAULTS OR EVENTS OF DEFAULT

Disclose nature and period of existence and action being taken in connection therewith; if none, write “None”:  [              ]

13.       OTHER REPORTS REQUIRED (Please attach if applicable)

a.                                      Indemnification & Repurchase Report for the prior year and current YTD.

b.                                      Hedge Reports (including: position summary report, MBS & whole loan trade detail, loan level detail report with weighted average take out price).

c.                                       Summary of year-to-date production, broken out by product type.